UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 21, 2017 (November 14, 2017)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street, Denver, CO, Suite 201	80202
(Address of principal executive offices)	(Zip Code)

(833) 467-6687
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X]	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

As used in this Current Report, all references to the terms “we”, “us”, “our”, “MassRoots” or the “Company” refer to MassRoots, Inc., unless the context clearly requires otherwise.

Item 8.01      Other Events.

As previously reported in the Company’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 18, 2017, Mr. Dietrich was terminated as the Company’s Chief Executive Officer by the Company’s Board on October 16, 2017. The Company and Mr. Dietrich entered into a Separation Agreement on October 17, 2017 (the “Separation Agreement”), which includes, among other things, (a) a provision that prohibits Mr. Dietrich from making non-disparaging statements concerning the Company and related persons, and (b) a “standstill” provision which includes, among other things, Mr. Dietrich’s agreement to not solicit, directly or through anyone acting on his behalf, a proxy vote with respect to any securities of the Company.

On November 14, 2017, the Company filed an action against Isaac Dietrich, its former Chief Executive Officer and a member of its Board of Directors, with the Denver District Court in Denver, Colorado, captioned as MassRoots, Inc. v. Isaac Dietrich, Case Number 2017CV34234 (the “Complaint”).

The Complaint alleges that Mr. Dietrich intentionally made, after the date of the Separation Agreement, specified public statements to, and quoted by, Marijuana Business Daily that (a) violate the non-disparagement provision in the Separation Agreement, and (b) demonstrate Mr. Dietrich’s intent to violate the standstill provision of the Separation Agreement, which, in both cases, were made with the intent to harm the Company. In addition, the Complaint alleges that, among other things, Mr. Dietrich intentionally misappropriated Company funds and engaged in self-dealing by causing the Company to make unauthorized payments to him and third parties on his behalf, for his personal benefit, in various amounts totaling in excess of $250,000, which also constituted a wrongful conversion and civil theft of Company funds, and that Mr. Dietrich has been unjustly enriched as a consequence of the foregoing.

MassRoots is seeking monetary damages, attorney’s fees and costs, to the extent permissible, and such other relief that the court deems appropriate.

The information in this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: November 21, 2017	By:	/s/ Scott Kveton
Scott Kveton
Chief Executive Officer